             SMITH BARNEY MULTIPLE DISCIPLINE TRUST (the "Trust")

   Supplement dated June 2, 2003 to the Statement of Additional Information
                             dated April 30, 2003

   The following information supplements, revises and supersedes, as applicable, certain information set forth in the section entitled "Valuation of Shares" in the Trust's Statement of Additional Information.

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price.

FD 02783